Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

March 31, 2007

OneBeacon Insurance Group, Ltd.

Addresses:
601 Carlson Parkway, Minnetonka, MN 55305 (Executive Offices)
1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Financial Goals
•	GAAP combined ratio: 95 - 96%
•	Operating ROAE: 13 - 15%
•	Growth in book value per share: 15 - 16%
•	Dividend yield: 3.0 - 3.5%
•	Debt to total capital: 30% or lower
•	Solid/Stable “A” financial strength ratings

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
OneBeacon
Insurance Group	A	A	A	A2

Other Ratings
Fund American Companies Senior debt	bbb	BBB	BBB	Baa2

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Transfer Agent

Wells Fargo Bank N.A.

Shareowner Services

161 North Concord Exchange

South St. Paul, MN 55075-1139

1-800-767-3330

Company Contact

Frederick J. Turcotte

Vice President

Investor Relations

781-332-7136

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the period ended March 31, 2007.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iii
Safe Harbor Statement	iv

Consolidated Results
Consolidated Financial Results	C-1
Consolidated Statements of Income and Comprehensive Income	C-2
Consolidating Statements of Operations	C-3
Adjusted Comprehensive Net Income and Adjusted Operating Income	C-4
Consolidated Balance Sheets	C-5
Computation of Return on Equity Measures	C-6
Book Value and Adjusted Book Value Per Common Share	C-7
Capital Structure	C-8

Primary Insurance Operations
Pre-Tax Income	PIO-1
Underwriting Results	PIO-2
Underwriting Results by Unit	PIO-3
Specialty Lines
Underwriting Results	PIO-4
Premiums	PIO-5
Statistical Premium Information	PIO-6
Commercial Lines
Underwriting Results	PIO-7
Premiums	PIO-8
Statistical Premium Information	PIO-9
Personal Lines
Underwriting Results	PIO-10
Premiums	PIO-11
Statistical Premium Information	PIO-12
Loss and LAE Reserve Summary	PIO-13

Other Segments
Affiliate Quota Shares Results	OS-1
Other Operations Results	OS-2

Investments
Consolidated - Investment Earnings Pre-Tax	I-1
Consolidated - Composition of Invested Assets	I-2

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•                 Consolidated results include Primary Insurance Operations, Affiliate Quota Shares and Other Operations. The Primary Insurance Operations segment includes the underwriting results of Specialty, Commercial and Personal Lines and results from run-off. The Affiliate Quota Shares segment includes two quota share reinsurance arrangements with subsidiaries of White Mountains (Esurance and Sirius), which we entered into primarily for White Mountains’ capital management purposes. During the fourth quarter of 2006, these quota share reinsurance agreements were commuted. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•                 Statistical premium information has been incorporated herein to provide supplemental data that indicate trends in the underwriting units within the Primary Insurance Operations segment.

•                 The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•      NM - Not meaningful

Non-GAAP Financial Measures

•                 This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.  In addition, certain of these non-GAAP financial measures have been adjusted to exclude the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock.  As described in more detail in the Company’s 2006 Annual Report on Form 10-K for the year ended December 31, 2006, in connection with its initial public offering, the Company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that will be redeemed in 2007 and $300 million of preferred stock that will be redeemed in May of 2008.  The Company created and funded these trusts to appropriately capitalize and leverage the Company in preparation for and in connection with its initial public offering.  Having completed these actions, management believes that presentation of certain of the non-GAAP financial measures as described below, adjusted to exclude the impact of the economic defeasance of the preferred stock as of and for the respective periods, is a useful supplement to understanding the Company’s earnings and profitability.

•                 Adjusted book value per common share is a non-GAAP financial measure which is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from book value per common share, the most closely comparable GAAP measure. For the reason stated above, management believes that adjusted book value per common share is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of book value per common share to adjusted book value per common share is included on page C-7.

•      Adjusted book value per common share, including dividends is a non-GAAP financial measure which is derived by adding back the impact of dividends paid to adjusted book value per common share (a non-GAAP financial measure described above). Management believes that adjusted book value per common share, including dividends is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of book value per common share to adjusted book value per common share, including dividends is included on page C-7.

i

•                 Adjusted comprehensive net income is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from comprehensive net income, the most closely comparable GAAP measure. As described above, management believes that adjusted comprehensive net income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of comprehensive net income to adjusted comprehensive net income is included on page C-4.

•                 Operating income or loss is a non-GAAP financial measure that excludes net realized investment gains or losses and the related tax effect from net income or loss.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that net realized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income or loss to operating income or loss is included on page C-4.

•                 Adjusted operating income or loss is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from operating income or loss (a non-GAAP financial measure described above).  Management believes that adjusted operating income or loss is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income or loss to adjusted operating income or loss is included on page C-4.

•                 Adjusted operating income or loss per common share is calculated by dividing adjusted operating income or loss (a non-GAAP financial measure described above) by the number of common shares outstanding.  Management believes that adjusted operating income or loss per share is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income or loss to adjusted operating income or loss is included on page C-5. The calculation of adjusted operating income or loss per common share is also included on page C-4.

•                 Adjusted common shareholders’ equity, the average of which is used in calculating adjusted comprehensive returns (a non-GAAP financial measure described below), is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity, the most closely comparable GAAP measure. The reconciliation of common shareholders’ equity to adjusted common shareholders’ equity is included on page C-6.

•                 Adjusted comprehensive return on average adjusted common shareholders’ equity is calculated by dividing adjusted comprehensive net income (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted common shareholders’ equity (a non-GAAP financial measure described above). Management believes that adjusted comprehensive return on average adjusted common shareholders’ equity is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted comprehensive return on average adjusted common shareholders’ equity is included on page C-6.

•                  Adjusted common shareholders’ equity excluding accumulated other comprehensive income (AOCI), the average of which is used in calculating adjusted operating returns (a non-GAAP financial measure described below), is derived by excluding AOCI and the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity. For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and the impact of economically defeasing the Company’s mandatorily redeemable preferred stock when analyzing certain performance measures. The reconciliation of common shareholders’ equity, the most closely comparable GAAP measure, to adjusted common shareholders’ equity excluding AOCI is included on page C-6.

•                  Adjusted operating return on average common shareholders’ equity excluding AOCI is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted common shareholders’ equity excluding AOCI (a non-GAAP financial measure described above). For the reason stated above, management believes that adjusted operating return on average common shareholders’ equity excluding AOCI is a useful supplement to understanding the Company’s operating performance. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted operating return on average common shareholders’ equity excluding AOCI is included on page C-6.

•                 Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages PIO-2, PIO-3, PIO-4, PIO-7 and PIO-10.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change
Highlights
Adjusted comprehensive net income (see C-4)	$46.6	$75.6	$109.1	$101.5	$82.6	77%
Adjusted operating income (see C-4)	26.9	77.7	64.7	28.2	37.9	41%

							As of	As of
							Dec 31, 2006	Mar 31, 2007	% Change
Per Share Amounts [1]
Book value per share (see C-7)							$17.77	$18.26	2.7%
Adjusted book value per share (see C-7)							$17.20	$17.76	3.3%
Adjusted book value per share, including dividends (see C-7)							$17.20	$17.97	4.5%
Adjusted operating income per share (basic & diluted) (see C-4)	$0.27	$0.78	$0.65	$0.28	$0.38	41%
Weighted average common shares outstanding (basic & diluted)	100.0	100.0	100.0	100.0	100.0	0%	100.0	100.0	0.0%

							Twelve Months Ended
						Point Change	Dec 31, 2006	Mar 31, 2007	Point Change
Financial Ratios
Adjusted comprehensive return on average equity (see C-6)							20.8%	22.4%	1.6
Adjusted operating return on average equity excluding AOCI (see C-6)							13.9%	14.2%	0.3
GAAP ratios (Primary Insurance Operations):
Loss ratio	63.3%	60.9%	59.2%	59.5%	61.4%	1.9
Expense ratio	35.4%	33.1%	35.2%	38.8%	36.1%	(0.7)
Total combined ratio	98.7%	94.0%	94.4%	98.3%	97.5%	1.2

							As of	As of
							Dec 31, 2006	Mar 31, 2007	Change
Balance Sheet
Total investments							$5,212.7	$5,126.1	-1.7%
Total common shareholders' equity							$1,777.2	$1,825.7	2.7%

Ratio of debt to total capital, net of defeasance (see C-8)							29.9%	29.3%	0.6%	pt

(1) Per share amounts have been determined assuming that the common shares were outstanding for the quarterly periods March 31, 2006 through December 31, 2006.

(2) Includes dividends of $0.21 per common share paid in March 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Income and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change

Earned premiums	$506.8	$531.9	$551.3	$485.9	$468.9	-7%

Net investment income	46.2	53.0	49.2	43.4	50.6	10%
Net realized investment gains (losses)	28.0	41.6	35.4	58.6	54.9	96%
Net other revenues (expenses)	5.5	6.3	36.6	(9.6)	3.1	-44%
Total revenues	586.5	632.8	672.5	578.3	577.5	-2%

Loss and LAE	337.7	338.4	318.5	289.0	288.2	-15%
Policy acquisition expenses	87.5	85.4	124.5	82.5	78.3	-11%
Other underwriting expenses	83.9	86.0	84.0	106.2	90.9	8%
General and administrative expenses	4.6	1.9	5.1	3.7	2.4	-48%
Accretion of fair value adjustment to loss and LAE reserves	5.7	5.8	5.8	5.7	4.0	-30%
Interest expense on debt	11.3	11.5	12.0	10.8	11.4	1%
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	14.0	14.4	14.8	15.3	15.8	13%
Total expenses	544.7	543.4	564.7	513.2	491.0	-10%

Pre-tax earnings from continuing operations	41.8	89.4	107.8	65.1	86.5	107%
Income tax provision	(11.7)	(8.7)	(34.1)	(14.4)	(26.0)	122%

Income from continuing operations before minority interest and equity in earnings of unconsolidated affiliate	30.1	80.7	73.7	50.7	60.5	101%
Equity in earnings of unconsolidated affiliate	2.2	8.0	(1.6)	1.7	—	-100%

Income from continuing operations	32.3	88.7	72.1	52.4	60.5	87%
Income (loss) from discontinued operations	(1.2)	1.6	0.8	—	—	-100%
Gain (loss) from sale of discontinued operations, net of tax	—	—	—	—	—	0%

Net income	31.1	90.3	72.9	52.4	60.5	95%
Other comprehensive income (loss)	1.5	(29.1)	21.4	35.2	9.0	500%

Comprehensive net income (loss)	$32.6	$61.2	$94.3	$87.6	$69.5	113%

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended March 31, 2006 and 2007

($ in millions)

	Primary Insurance Operations		Affiliate Quota Shares (1)		Other Operations		Consolidated
	2006	2007	2006	2007	2006	2007	2006	2007

Earned premiums	$480.1	$468.9	$26.7	$—	$—	$—	$506.8	$468.9

Net investment income	43.3	45.7	—	—	2.9	4.9	46.2	50.6
Net realized investment gains (losses)	28.2	54.9	—	—	(0.2)	—	28.0	54.9
Net other revenues (expenses)	2.3	3.3	—	—	3.2	(0.2)	5.5	3.1
Total revenues	553.9	572.8	26.7	—	5.9	4.7	586.5	577.5

Loss and LAE	303.7	288.2	34.0	—	—	—	337.7	288.2
Policy acquisition expenses	86.4	78.3	1.1	—	—	—	87.5	78.3
Other underwriting expenses	83.9	90.9	—	—	—	—	83.9	90.9
General and administrative expenses	0.7	—	—	—	3.9	2.4	4.6	2.4
Accretion of fair value adjustment to loss and LAE reserves	—	—	—	—	5.7	4.0	5.7	4.0
Interest expense on debt	0.6	0.9	—	—	10.7	10.5	11.3	11.4
Interest expense - dividends and accretion on preferred stock	—	—	—	—	14.0	15.8	14.0	15.8
Total expenses	475.3	458.3	35.1	—	34.3	32.7	544.7	491.0

Pre-tax earnings from continuing operations	$78.6	$114.5	$(8.4)	$—	$(28.4)	$(28.0)	$41.8	$86.5

(1) Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OneBeacon Insurance Group, Ltd.
Adjusted Comprehensive Net Income and Adjusted Operating Income
(in millions, except per share amounts)

						Twelve
	Three Months Ended					Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Mar 31,
	2006	2006	2006	2006	2007	2007

Comprehensive net income	$32.6	$61.2	$94.3	$87.6	$69.5	$312.6
Adjusting items (1)	14.0	14.4	14.8	13.9	13.1	56.2
Adjusted comprehensive net income	$46.6	$75.6	$109.1	$101.5	$82.6	$368.8

Net income	$31.1	$90.3	$72.9	$52.4	$60.5	$276.1
Less:
Net realized investment losses (gains)	(28.0)	(41.6)	(35.4)	(58.6)	(54.9)	(190.5)
Tax effect on net realized investment gains	9.8	14.6	12.4	20.5	19.2	66.7
Operating income	$12.9	$63.3	$49.9	$14.3	$24.8	$152.3
Adjusting items (1)	14.0	14.4	14.8	13.9	13.1	56.2
Adjusted operating income	$26.9	$77.7	$64.7	$28.2	$37.9	$208.5

Common shares outstanding	100.0	100.0	100.0	100.0	100.0	100.0

Adjusted operating income per share	$0.27	$0.78	$0.65	$0.28	$0.38	$2.09

(1) Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock, as illustrated below.

						Twelve
	Three Months Ended					Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Mar 31,
	2006	2006	2006	2006	2007	2007
Adjusting items:
Dividends on preferred stock	$7.6	$7.6	$7.6	$7.6	$7.6	$30.4
Accretion on preferred stock	6.4	6.8	7.2	7.7	8.2	30.0
Earnings on defeasance, net of tax	—	—	—	(1.4)	(2.7)	(4.2)
Total adjusting items	$14.0	$14.4	$14.8	$13.9	$13.1	$56.2

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2006 and March 31, 2007

($ in millions)

	As of
	Dec 31, 2006	Mar 31, 2007	% Change

Available-for-sale investments
Fixed maturity investments	$3,539.7	$3,437.2	-3%
Common equity securities	737.1	739.3	0%
Short-term investments	319.0	327.0	3%
Held-to-maturity investments
Fixed maturity investments	305.0	308.4	1%
Short-term investments	33.8	26.9	-20%
Other investments	278.1	287.3	3%
Total investments	5,212.7	5,126.1	-2%

Cash	41.5	36.3	-13%
Reinsurance recoverable on paid and unpaid losses	2,875.0	2,841.0	-1%
Premiums receivable	517.1	490.5	-5%
Securities lending collateral	528.8	431.4	-18%
Deferred acquisition costs	183.8	181.8	-1%
Investment income accrued	34.8	33.8	-3%
Other assets	475.7	478.1	1%
Total assets	$9,869.4	$9,619.0	-3%

Loss and LAE reserves	4,837.7	4,773.9	-1%
Unearned premiums	985.2	971.6	-1%
Debt	759.5	757.6	0%
Securities lending payable	528.8	431.4	-18%
Preferred stock subject to mandatory redemption (redemption value $320.0)	262.3	270.5	3%
Other liabilities	718.7	588.3	-18%
Total liabilities	8,092.2	7,793.3	-4%

Common shares and paid-in surplus	1,115.9	1,116.2	0%
Retained earnings	474.4	513.6	8%
Accumulated other comprehensive income (loss), after tax:
Net unrealized gains on investments	173.1	180.4	4%
Net unrealized foreign currency translation gains (losses)	11.8	13.3	13%
Other comprehensive income (loss) items	2.0	2.2	10%
Total common shareholders’ equity	1,777.2	1,825.7	3%

Total liabilities and shareholders’ equity	$9,869.4	$9,619.0	-3%

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

	Twelve Months	Twelve Months
	Ended	Ended
	Dec 31, 2006	Mar 31, 2007
Numerator:
(A) Adjusted comprehensive net income (see C-4)	$332.9	$368.8
(B) Adjusted operating income (see C-4)	$197.6	$208.5

	As of	As of		As of	As of
	Dec 31, 2005	Dec 31, 2006	Average	Mar 31, 2006	Mar 31, 2007	Average
Denominator:
Commonshareholders’ equity	$1,560.0	$1,777.2	$1,668.6	$1,592.7	$1,825.7	$1,709.2

Less: Remaining adjustment of subsidiary preferred stock to face value	(86.0)	(57.7)		(79.6)	(49.5)

(C) Adjusted common shareholders’ equity	$1,474.0	$1,719.5	$1,596.8	$1,513.1	$1,776.2	$1,644.7

Less: AOCI	(157.6)	(186.9)		(152.0)	(195.9)

(D) Adjusted common shareholders’ equity excluding AOCI	$1,316.4	$1,532.6	$1,424.5	$1,361.1	$1,580.3	$1,470.7

Returns:
Adjusted comprehensive return on average adjusted common shareholders’ equity ( A / C )			20.8%			22.4%

Adjusted operating return on average adjusted common shareholders’ equity excluding AOCI ( B / D )			13.9%			14.2%

OneBeacon Insurance Group, Ltd.

Book Value and Adjusted Book Value Per Common Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2006	Mar 31, 2007
Numerator:
Common shareholders’ equity	$1,777.2	$1,825.7
Remaining adjustment of subsidiary preferred stock to face value	(57.7)	(49.5)
Adjusted common shareholders’ equity	$1,719.5	$1,776.2
Dividends	—	21.0
Adjusted common shareholders’ equity, including dividends	$1,719.5	$1,797.2

Denominator:
Common shares outstanding	100.0	100.0

Book value per common share	$17.77	$18.26

Adjusted book value per common share	$17.20	$17.76

Adjusted book value per common share, including dividends	$17.20	$17.97	(1)

(1) Represents 4.5% growth in book value per common share, including dividends of $0.21 per common share paid in March 2007.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2006	Mar 31, 2007

Debt (including current portion):
Senior notes	$698.7	$698.8
Other debt	60.8	58.8
Total debt	759.5	757.6

Preferred stock subject to mandatory redemption	262.3	270.5
Total common shareholders’ equity	1,777.2	1,825.7

Total capitalization	$2,799.0	$2,853.8

Ratio of debt to total capital	27.1%	26.5%

Ratio of debt and preferred stock subject to mandatory redemption to total capital	36.5%	36.0%

Adjusted for defeasance of preferred stock:
Total debt (per above)	$759.5	$757.6
Preferred stock	—	—
Total common shareholders’ equity	1,777.2	1,825.7

Total capitalization adjusted for defeasance	$2,536.7	$2,583.3

Ratio of debt to total capital, net of defeasance	29.9%	29.3%

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Pre-Tax Income

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change

Net written premiums	$474.4	$515.4	$536.2	$431.6	$440.3	-7%

Earned premiums	480.1	485.3	492.7	485.9	468.9	-2%
Net investment income	43.3	50.6	48.3	40.2	45.7	6%
Net realized investment gains (losses)	28.2	41.7	35.6	59.8	54.9	95%
Net other revenues (expenses)	2.3	2.3	30.6	(13.4)	3.3	43%
Total revenues	553.9	579.9	607.2	572.5	572.8	3%

Loss and LAE
Current year	299.6	275.9	290.2	291.7	300.2	0%
Prior year	4.1	19.8	1.7	(2.7)	(12.0)	-393%
Total loss and LAE	303.7	295.7	291.9	289.0	288.2	-5%

Policy acquisition expenses	86.4	74.4	89.0	82.5	78.3	-9%
Other underwriting expenses	83.9	86.0	84.0	106.2	90.9	8%
General and administrative expenses	0.7	0.9	0.6	1.1	—	-100%
Interest expense on debt	0.6	0.8	1.4	0.1	0.9	50%
Total expenses	475.3	457.8	466.9	478.9	458.3	-4%

Pre-tax income	$78.6	$122.1	$140.3	$93.6	$114.5	46%

PIO-1

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change
Net written premiums	$474.4	$515.4	$536.2	$431.6	$440.3	-7%
Earned premiums	480.1	485.3	492.7	485.9	468.9	-2%

Loss and LAE
Current year	299.6	275.9	290.2	291.7	300.2	0%
Prior year	4.1	19.8	1.7	(2.7)	(12.0)	NM
Total loss and LAE	303.7	295.7	291.9	289.0	288.2	-5%

Policy acquisition expenses	86.4	74.4	89.0	82.5	78.3	-9%
Other underwriting expenses	83.9	86.0	84.0	106.2	90.9	8%
Total expenses	170.3	160.4	173.0	188.7	169.2	-1%

Underwriting income / (loss)	$6.1	$29.2	$27.8	$8.2	$11.5	89%

						Point Change
GAAP ratios
Loss and LAE
Current year	62.4%	56.9%	58.9%	60.0%	64.0%	(1.6)
Prior year	0.9%	4.0%	0.3%	-0.5%	-2.6%	3.5
Total loss and LAE	63.3%	60.9%	59.2%	59.5%	61.4%	1.9

Policy acquisition expenses	18.0%	15.4%	18.1%	17.0%	16.7%	1.3
Other underwriting expenses	17.4%	17.7%	17.1%	21.8%	19.4%	(2.0)
Total expenses	35.4%	33.1%	35.2%	38.8%	36.1%	(0.7)

GAAP combined ratio	98.7%	94.0%	94.4%	98.3%	97.5%	1.2

Catastrophes (CATs)
Current accident year	2.1%	0.5%	0.8%	2.6%	0.5%	1.6
Prior accident year	1.0%	2.2%	1.8%	0.2%	-0.6%	1.6
Prior accident year losses (non-CAT)	-0.1%	1.8%	-1.5%	-0.7%	-2.0%	1.9
Long-term incentive compensation (LTIP) expense	1.1%	2.1%	2.3%	3.6%	1.6%	(0.5)

Combined ratio before catastrophes	95.6%	91.3%	91.8%	95.5%	97.6%	(2.0)

Combined ratio before catastrophes and prior year development	95.7%	89.5%	93.3%	96.2%	99.6%	(3.9)

Combined ratio before catastrophes, prior year development and LTIP expense	94.6%	87.4%	91.0%	92.6%	98.0%	(3.4)

PIO-2

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations Underwriting Results - by Unit

For the Three Months Ended March 31, 2007

($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations (1)

Net written premiums	$96.8	$170.6	$172.8	$440.3
Earned premiums	107.0	172.0	189.8	468.9

Loss and LAE
Current year	69.4	101.3	123.5	300.2
Prior year	(7.9)	(6.9)	1.8	(12.0)
Total loss and LAE	61.5	94.4	125.3	288.2

Policy acquisition expenses	18.2	27.3	32.8	78.3
Other underwriting expenses	15.4	36.8	36.4	90.9
Total expenses	33.6	64.1	69.2	169.2

Underwriting income / (loss)	$11.9	$13.5	$(4.7)	$11.5

GAAP ratios
Loss and LAE
Current year	64.9%	58.9%	65.1%	64.0%
Prior year	-7.4%	-4.0%	0.9%	-2.6%
Total loss and LAE	57.5%	54.9%	66.0%	61.4%

Policy acquisition expenses	17.0%	15.9%	17.3%	16.7%
Other underwriting expenses	14.4%	21.4%	19.2%	19.4%
Total expenses	31.4%	37.3%	36.5%	36.1%

GAAP combined ratio	88.9%	92.2%	102.5%	97.5%

Catastrophes (CATs)
Current accident year	1.3%	0.4%	0.2%	0.5%
Prior accident year	-1.3%	-0.1%	-0.1%	-0.6%
Prior accident year losses (non-CAT)	-6.1%	-3.9%	1.0%	-2.0%
Long-term incentive compensation (LTIP) expense	1.5%	1.1%	1.3%	1.6%

Combined ratio before catastrophes	88.9%	91.9%	102.4%	97.6%

Combined ratio before catastrophes and prior year development	95.0%	95.8%	101.4%	99.6%

Combined ratio before catastrophes, prior year development and LTIP expense	93.5%	94.7%	100.1%	98.0%

(1)  Primary Insurance Operations includes results from run-off.

PIO-3

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results (1)

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change

Net written premiums	$102.0	$105.6	$142.5	$87.5	$96.8	-5%
Earned premiums	102.0	108.0	111.0	111.3	107.0	5%

Loss and LAE
Current year	61.1	61.9	69.1	66.7	69.4	14%
Prior year	(6.6)	1.1	(8.9)	(7.9)	(7.9)	20%
Total loss and LAE	54.5	63.0	60.2	58.8	61.5	13%

Policy acquisition expenses	17.9	19.0	19.5	18.8	18.2	2%
Other underwriting expenses	14.6	14.4	18.9	25.2	15.4	5%
Total expenses	32.5	33.4	38.4	44.0	33.6	3%

Underwriting income	$15.0	$11.6	$12.4	$8.5	$11.9	-21%

						Point Change
GAAP ratios
Loss and LAE
Current year	59.9%	57.3%	62.2%	59.9%	64.9%	(5.0)
Prior year	-6.5%	1.0%	-8.0%	-7.1%	-7.4%	0.9
Total loss and LAE	53.4%	58.3%	54.2%	52.8%	57.5%	(4.1)

Policy acquisition expenses	17.6%	17.6%	17.6%	16.9%	17.0%	0.6
Other underwriting expenses	14.3%	13.3%	17.0%	22.6%	14.4%	(0.1)
Total expenses	31.9%	30.9%	34.6%	39.5%	31.4%	0.5

GAAP combined ratio	85.3%	89.2%	88.8%	92.3%	88.9%	(3.6)

Catastrophes (CATs)
Current accident year	3.1%	1.8%	0.8%	9.6%	1.3%	1.8
Prior accident year	-0.4%	-0.6%	-0.6%	0.7%	-1.3%	0.9
Prior accident year losses (non-CAT)	-6.1%	1.6%	-7.4%	-7.8%	-6.1%	0.0
Long-term incentive compensation (LTIP) expense	2.0%	2.4%	5.2%	8.9%	1.5%	0.5

Combined ratio before catastrophes	82.6%	88.0%	88.6%	82.0%	88.9%	(6.3)

Combined ratio before catastrophes and prior year development	88.7%	86.4%	96.0%	89.8%	95.0%	(6.3)

Combined ratio before catastrophes, prior year development and LTIP expense	86.7%	84.0%	90.8%	80.9%	93.5%	(6.8)

(1) During the fourth quarter of 2006, to better align with OneBeacon’s business and product management structure, OneBeacon repositioned the reporting of AutoOne Insurance to personal lines and OneBeacon Specialty Property to commercial lines. Both AutoOne Insurance and OneBeacon Specialty Property were formerly reported in specialty lines.

PIO-4

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change
Net written premiums

OBPP	$51.8	$35.5	$46.0	$46.0	$61.9	19%
IMU	27.6	46.2	35.8	30.3	32.4	17%
Other specialty lines	22.6	23.9	60.7	11.2	2.5	-89%
Total	$102.0	$105.6	$142.5	$87.5	$96.8	-5%

Total excluding Agri (1)	$80.9	$83.2	$121.3	$87.5	$96.9	20%

Earned premiums

OBPP	$37.3	$41.1	$43.5	$43.1	$46.4	24%
IMU	32.4	33.5	35.5	35.6	34.2	6%
Other specialty lines	32.3	33.4	32.0	32.6	26.4	-18%
Total	$102.0	$108.0	$111.0	$111.3	$107.0	5%

Total excluding Agri (1)	$81.3	$86.8	$89.2	$92.5	$93.8	15%

(1) On September 29, 2006, the renewal rights to the Agri business were sold.

PIO-5

OneBeacon Insurance Group, Ltd.

Specialty Lines - Statistical Premium Information

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2006	2006	2006	2006	2007
Renewal rate change (1)

OBPP	1%	-4%	-5%	-5%	-2%
IMU	2%	3%	4%	3%	3%

Premium retention (2)

OBPP	65%	75%	78%	80%	85%
IMU	77%	81%	83%	82%	84%

New business

OBPP	$23	$21	$14	$13	$24
IMU	$6	$10	$9	$6	$9
Other Specialty	$3	$5	$5	$2	$3

(1) Renewal rate change is determined by comparing the premium per unit of exposure from an expiring policy to that from its corresponding renewal policy.

(2) Retention is calculated by dividing renewal premiums by prior period expiring written premiums, excluding the impact of rate changes.

Note: Price and retention statistical premium information for Other Specialty is not meaningful.

PIO-6

OneBeacon Insurance Group, Ltd.

Commercial Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change

Net written premiums	$166.8	$195.7	$186.3	$169.5	$170.6	2%
Earned premiums	165.3	171.0	175.3	177.7	172.0	4%

Loss and LAE
Current year	97.9	87.4	89.9	94.8	101.3	3%
Prior year	0.2	12.1	8.9	(5.3)	(6.9)	NM
Total loss and LAE	98.1	99.5	98.8	89.5	94.4	-4%

Policy acquisition expenses	31.3	28.1	32.0	33.0	27.3	-13%
Other underwriting expenses	34.1	36.0	31.5	43.0	36.8	8%
Total expenses	65.4	64.1	63.5	76.0	64.1	-2%

Underwriting income / (loss)	$1.8	$7.4	$13.0	$12.2	$13.5	NM

						Point Change
GAAP ratios
Loss and LAE
Current year	59.2%	51.1%	51.3%	53.4%	58.9%	0.3
Prior year	0.1%	7.1%	5.1%	-3.0%	-4.0%	4.1
Total loss and LAE	59.3%	58.2%	56.4%	50.4%	54.9%	4.4

Policy acquisition expenses	18.9%	16.4%	18.2%	18.6%	15.9%	3.0
Other underwriting expenses	20.7%	21.1%	18.0%	24.2%	21.4%	(0.7)
Total expenses	39.6%	37.5%	36.2%	42.8%	37.3%	2.3

GAAP combined ratio	98.9%	95.7%	92.6%	93.2%	92.2%	6.7

Catastrophes (CATs)
Current accident year	2.1%	-0.1%	0.8%	-0.1%	0.4%	1.7
Prior accident year	3.2%	6.5%	5.4%	0.0%	-0.1%	3.3
Prior accident year losses (non-CAT)	-3.1%	0.6%	-0.3%	-3.0%	-3.9%	0.8
Long-term incentive compensation (LTIP) expense	0.8%	1.9%	1.6%	1.8%	1.1%	(0.3)

Combined ratio before catastrophes	93.6%	89.3%	86.4%	93.3%	91.9%	1.7

Combined ratio before catastrophes and prior year development	96.7%	88.7%	86.7%	96.3%	95.8%	0.9

Combined ratio before catastrophes, prior year development and LTIP expense	95.9%	86.8%	85.1%	94.5%	94.7%	1.2

PIO-7

OneBeacon Insurance Group, Ltd.

Commercial Lines - Premiums

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change
Net written premiums

Middle Market	$128.3	$151.4	$149.3	$135.9	$127.2	-1%
OBSP	14.5	17.2	12.3	7.1	9.7	-33%
Sub-total Middle Market	142.8	168.6	161.6	143.0	136.9	-4%
Small Business	24.0	27.1	24.7	26.5	33.7	40%
Total	$166.8	$195.7	$186.3	$169.5	$170.6	2%

Earned premiums

Middle Market	$133.6	$136.2	$139.7	$140.9	$134.6	1%
OBSP	11.9	13.2	13.0	12.0	10.8	-9%
Sub-total Middle Market	145.5	149.4	152.7	152.9	145.4	0%
Small Business	19.8	21.6	22.6	24.8	26.6	34%
Total	$165.3	$171.0	$175.3	$177.7	$172.0	4%

PIO-8

OneBeacon Insurance Group, Ltd.

Commercial Lines - Statistical Premium Information

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2006	2006	2006	2006	2007
Renewal price change (1)

Middle Market	4%	2%	2%	2%	-1%
OBSP	39%	42%	43%	13%	6%
Small Business	4%	5%	7%	7%	6%

Premium retention (2)

Middle Market	83%	81%	83%	84%	83%
OBSP	84%	69%	62%	53%	56%
Small Business	80%	81%	85%	84%	86%

New business

Middle Market	$26	$30	$27	$32	$29
OBSP	$9	$10	$6	$4	$4
Small Business	$9	$10	$10	$12	$14

(1) Renewal price change is determined by comparing the premium renewed including rate and exposure versus the premium on these same policies for their prior term.

(2) Retention is calculated by dividing renewal premium by expiring premium for all accounts with an effective date in each respective quarter. Renewal premium includes the impact of rate and exposure changes. The most recent quarter represents estimated premium retention.

PIO-9

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results (1)

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change

Net written premiums	$202.4	$217.4	$206.5	$174.3	$172.8	-15%
Earned premiums	209.5	209.7	205.5	197.6	189.8	-9%

Loss and LAE
Current year	138.0	123.5	128.1	126.1	123.5	-11%
Prior year	3.7	5.0	(5.2)	2.9	1.8	-51%
Total loss and LAE	141.7	128.5	122.9	129.0	125.3	-12%

Policy acquisition expenses	37.0	28.6	37.3	30.7	32.8	-11%
Other underwriting expenses	31.0	32.4	30.8	38.7	36.4	17%
Total expenses	68.0	61.0	68.1	69.4	69.2	2%

Underwriting income / (loss)	$(0.2)	$20.2	$14.5	$(0.8)	$(4.7)	NM

						Point Change
GAAP ratios
Loss and LAE
Current year	65.9%	58.9%	62.3%	63.8%	65.1%	0.8
Prior year	1.7%	2.4%	-2.5%	1.5%	0.9%	0.8
Total loss and LAE	67.6%	61.3%	59.8%	65.3%	66.0%	1.6

Policy acquisition expenses	17.7%	13.6%	18.1%	15.5%	17.3%	0.4
Other underwriting expenses	14.8%	15.5%	15.0%	19.6%	19.2%	(4.4)
Total expenses	32.5%	29.1%	33.1%	35.1%	36.5%	(4.0)

GAAP combined ratio	100.1%	90.4%	92.9%	100.4%	102.5%	(2.4)

Catastrophes (CATs)
Current accident year	1.6%	0.3%	0.8%	1.1%	0.2%	1.4
Prior accident year	0.1%	0.0%	0.2%	0.0%	-0.1%	0.2
Prior accident year losses (non-CAT)	1.6%	2.4%	-2.7%	1.5%	1.0%	0.6
Long-term incentive compensation (LTIP) expense	0.6%	1.3%	0.7%	1.1%	1.3%	(0.7)

Combined ratio before catastrophes	98.4%	90.1%	91.9%	99.3%	102.4%	(4.0)

Combined ratio before catastrophes and prior year development	96.8%	87.7%	94.6%	97.8%	101.4%	(4.6)

Combined ratio before catastrophes, prior year development and LTIP expense	96.2%	86.4%	93.9%	96.7%	100.1%	(3.9)

(1) Includes income statement eliminations between traditional personal lines and AutoOne.

PIO-10

OneBeacon Insurance Group, Ltd.

Personal Lines - Premiums

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2006	2006	2006	2006	2007	% Change
Net written premiums

Traditional personal lines excluding reciprocals (2)	$126.8	$147.3	$139.5	$79.1	$78.2	-38%
Reciprocals (2)	10.9	7.9	17.9	56.5	54.9	404%
Sub-total traditional personal lines	137.7	155.2	157.4	135.6	133.1	-3%
AutoOne	69.0	62.5	50.2	40.9	39.7	-43%
Total (1)	$202.4	$217.4	$206.5	$174.3	$172.8	-15%

Earned premiums

Traditional personal lines excluding reciprocals (2)	$143.4	$142.5	$140.7	$128.1	$105.0	-27%
Reciprocals (2)	8.1	7.9	8.1	17.4	33.3	311%
Sub-total traditional personal lines	151.5	150.4	148.8	145.5	138.3	-9%
AutoOne	59.5	60.4	57.1	53.6	52.1	-12%
Total (1)	$209.5	$209.7	$205.5	$197.6	$189.8	-9%

(1) Includes income statement elimination between traditional personal lines and AutoOne.

(2) Adirondack Insurance Exchange (Adirondack), a reciprocal insurance exchange, was approved to write business in New York in 2006.  Adirondack began writing new and renewing traditional personal lines policies in the second half of 2006.

PIO-11

OneBeacon Insurance Group, Ltd.

Personal Lines - Statistical Premium Information

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2006	2006	2006	2006	2007
Renewal price change

Auto (1)	2.2%	1.7%	0.3%	-0.6%	-1.5%
Homeowners (2)	8.1%	7.9%	8.0%	7.9%	7.9%
AutoOne (3)	0%	-1%	-1%	1%	0%

Premium retention (4)

Auto	74%	76%	78%	77%	80%
Homeowners	83%	86%	89%	92%	95%
AutoOne	NM	NM	NM	NM	NM

PIF growth

Auto (5)	-5.5%	-3.2%	-1.7%	-0.5%	0.3%
Homeowners	0.4%	0.1%	1.8%	0.5%	1.3%

New business

Auto	$10	$13	$15	$16	$18
Homeowners	$5	$8	$13	$10	$10
AutoOne	$35	$28	$18	$14	$10

(1) Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the auto book to calculate the aggregate impact. Excludes MA auto.

(2) Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the home book to calculate the aggregate impact, including Insured To Value (ITV).

(3) Weighted impact of all rate changes taken during the year relative to overall rate level at start of year. Excludes impact of changes in fees charged for LAD services and takeout credits.

(4) Retention is calculated by dividing renewal premium in the current period by total written premium in the prior period. Auto retention excluded MA auto.

(5) Excludes MA auto.

PIO-12

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

					Twelve Months
	Three months ended				Ended
	Mar 31,		Mar 31,		Dec 31,
	2006		2007		2006

Gross beginning Loss and LAE Reserves	$5,713.4		$5,108.2		$5,713.4
Less beginning reinsurance recoverable on unpaid	(3,382.0)		(3,079.7)		(3,382.0)
Net loss and LAE reserves	2,331.4		2,028.5		2,331.4

Loss and LAE incurred:
Current accident year	299.6		300.2		1,157.4
Prior accident year	4.1		(12.0)		22.9
Total incurred losses	303.7		288.2		1,180.3

Loss and LAE paid:
Current accident year	(68.6)		(76.0)		(474.6)
Prior accident year	(327.5)		(257.9)		(1,008.6)
Total paid losses	(396.1)		(333.9)		(1,483.2)

Net ending reserve	2,239.0		1,982.8		2,028.5
Plus ending reinsurance recoverable on unpaid	3,288.9		3,053.6		3,079.7
Gross ending loss and LAE reserves	$5,527.9		$5,036.4		$5,108.2

Earned premiums	$480.1		$468.9		$1,944.0
Calendar year loss and LAE paid ratio	82.5%		71.2%		76.3%
Calendar year loss and LAE incurred ratio	63.3%		61.4%		60.7%
Prior accident year development	0.9	pts	(2.6)	pts	1.2	pts
Current accident year loss and LAE paid to incurred ratio	22.9%		25.3%		41.0%

PIO-13

OneBeacon Insurance Group, Ltd.

Affiliate Quota Shares Results (1)

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2006	2006	2006	2006	2007

Net written premiums	$56.7	$50.5	$78.5	$(136.3)	$—

Earned premiums	26.7	46.6	58.6	—	—
Total revenues	26.7	46.6	58.6	—	—

Loss and LAE
Current year	45.3	43.2	27.6	—	—
Prior year	(11.3)	(0.5)	(1.0)	—	—
Total loss and LAE	34.0	42.7	26.6	—	—

Policy acquisition expenses	1.1	11.0	35.5	—	—
Total expenses	35.1	53.7	62.1	—	—

Pre-tax loss	$(8.4)	$(7.1)	$(3.5)	$—	$—

(1) Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OS-1

OneBeacon Insurance Group, Ltd.

Other Operations Results

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2006	2006	2006	2006	2007

Net investment income (1)	$2.9	$2.4	$0.9	$3.2	$4.9
Net realized investment gains (losses)	(0.2)	(0.1)	(0.2)	(1.2)	—
Net other revenues (expenses)	3.2	4.0	6.0	3.8	(0.2)
Total revenues	5.9	6.3	6.7	5.8	4.7

General and administrative expenses	3.9	1.0	4.5	2.6	2.4
Accretion of fair value adjustments to loss and LAE reserves	5.7	5.8	5.8	5.7	4.0
Interest expense on debt	10.7	10.7	10.6	10.7	10.5
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	14.0	14.4	14.8	15.3	15.8
Total expenses	34.3	31.9	35.7	34.3	32.7

Pre-tax loss	$(28.4)	$(25.6)	$(29.0)	$(28.5)	$(28.0)

(1) Fourth quarter 2006 and first quarter 2007 include net investment income of $2.2 million and $4.2 million, respectively, related to the economic defeasance of the Company’s mandatorily redeemable preferred stock.

OS-2

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Earnings Pre-Tax

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2006	2006	2006	2006	2007
Net investment income (loss)

Fixed maturity investments	$39.5	$45.9	$43.0	$37.3	$45.3
Short-term investments	2.3	2.7	3.0	6.1	4.5
Common equity securities	4.8	7.7	5.0	2.9	3.3
Other investments	2.8	0.6	3.4	(1.4)	0.6
Total investment income	49.4	56.9	54.4	44.9	53.7
Less investment expenses	3.2	3.9	5.2	1.5	3.1
Net investment income, pre-tax	$46.2	$53.0	$49.2	$43.4	$50.6

Gross investment yield, pre-tax (1)	1.1%	1.3%	1.3%	1.0%	1.1%

Net realized capital gains (losses):

Gains (losses) on sales of securities	$17.8	$41.0	$29.6	$68.6	$53.6
Mark to market on investment securities	10.4	6.3	7.2	(6.3)	1.3
Impairments	(0.2)	(5.7)	(1.4)	(3.7)	—
Total net realized capital gains (losses), pre-tax	28.0	41.6	35.4	58.6	54.9

Change in net unrealized gains (losses), pre-tax (2)	(6.0)	(29.1)	35.9	47.0	14.7

Total investment return	$71.4	$69.4	$125.7	$150.5	$123.3
Total investment return %	1.5%	1.5%	2.8%	3.1%	2.4%

(1) Gross investment yield, pre-tax, is calculated by dividing total investment income by average invested assets at cost (fixed maturities at amortized cost).

(2) Does not include deferred gains and losses on sales of investments between OneBeacon and entities under White Mountains’ common control.  2006 periods also exclude unrealized gains (losses) relating to our investment in Main Street America Holdings, Inc. (MSA).  Prior to our October 31, 2006 restructuring of our investment in MSA, we accounted for this investment under the equity method.

I-1

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets

($ in millions)

	Mar 31,		Jun 30,		Sep 30,		Dec 31,		Mar 31,
	2006		2006		2006		2006		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$3,388.6	73.4%	$3,271.4	73.3%	$3,166.0	69.1%	$3,844.7	73.8%	$3,745.6	73.1%
Short-term investments	314.0	6.8%	240.5	5.4%	491.9	10.7%	352.8	6.8%	353.9	6.9%
Montpelier common stock	100.0	2.2%	105.9	2.3%	—	0.0%	—	0.0%	—	0.0%
Common stock, excluding Montpelier	595.1	12.9%	611.0	13.7%	672.3	14.7%	737.1	14.1%	739.3	14.4%
Other investments	221.3	4.7%	236.7	5.3%	248.5	5.5%	278.1	5.3%	287.3	5.6%
Total investments, carrying value (1)	$4,619.0	100.0%	$4,465.5	100.0%	$4,578.7	100.0%	$5,212.7	100.0%	$5,126.1	100.0%

U.S. government obligations	$727.8	21.5%	$784.2	24.0%	$798.2	25.2%	$1,132.9	29.5%	$901.8	24.1%
Debt securities issued by industrial corporations	1,608.6	47.5%	1,681.8	51.4%	1,509.1	47.7%	1,440.1	37.5%	1,497.0	40.0%
Municipal obligations	17.6	0.5%	17.5	0.5%	9.3	0.3%	8.7	0.2%	8.6	0.2%
Asset-backed securities	872.1	25.7%	579.9	17.7%	737.1	23.3%	1,097.3	28.5%	1,165.5	31.1%
Foreign government obligations	100.2	3.0%	144.4	4.4%	47.2	1.5%	30.3	0.8%	41.3	1.1%
Preferred stocks	62.3	1.8%	63.6	1.9%	65.1	2.1%	135.4	3.5%	131.4	3.5%
Total fixed maturity investments, carrying value (1)	$3,388.6	100.0%	$3,271.4	100.0%	$3,166.0	100.0%	$3,844.7	100.0%	$3,745.6	100.0%

Government bonds	$828.7	24.6%	$868.5	26.8%	$945.5	30.3%	$1,182.5	31.1%	$1,204.0	32.6%
AAA/Aaa	756.5	22.5%	638.6	19.7%	548.5	17.6%	997.0	26.2%	781.9	21.2%
AA/Aa	83.5	2.5%	119.3	3.7%	109.6	3.5%	110.2	2.9%	112.3	3.0%
A/A	622.4	18.5%	725.7	22.4%	604.8	19.4%	567.4	14.9%	733.6	19.9%
BBB/BBa	780.0	23.1%	775.4	23.9%	757.4	24.2%	713.2	18.7%	699.9	18.9%
Other/not rated	296.9	8.8%	117.8	3.5%	158.5	5.0%	236.0	6.2%	163.0	4.4%
Total fixed maturities, amortized cost	$3,368.0	100.0%	$3,245.3	100.0%	$3,124.3	100.0%	$3,806.3	100.0%	$3,694.7	100.0%

(1)  December 31, 2006 and March 31, 2007 include $338.8 million and $335.3 million, respectively, of fixed maturity and short-term investments at amortized cost which were funded to economically defease the Company’s mandatorily redeemable preferred stock.

I-2